UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: September 13, 2004

Nuvelo, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-22873	36-3855489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

675 Almanor Avenue, Sunnyvale, California 94085

(Address of Principal Executive Offices) (Zip Code)

(408) 215-4000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) Effective September 13, 2004, Philippe O. Chambon, MD, PhD, resigned from our Board of Directors.

(d) At its meeting on September 14, 2003, our Board of Directors elected Burton Sobel, MD as a director of Nuvelo, Inc. A press release announcing the appointment of Dr. Sobel entitled “Dr. Burton Sobel Joins Nuvelo Board of Directors” is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press release entitled “Dr. Burton Sobel Joins Nuvelo Board of Directors,” dated September 16, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuvelo, Inc. (Registrant)

	By:	/s/ Lee Bendekgey
Lee Bendekgey
Senior Vice President, Chief Financial Officer and General Counsel
Dated: September 16, 2004

Exhibit Index

Exhibit Number	Description
99.1	Press release entitled “Dr. Burton Sobel Joins Nuvelo Board of Directors,” dated September 16, 2004.